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                                                                   Exhibit 10.11

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

No. CSW-4                           Right to Purchase Shares of Common Stock of
                                    LendingTree, Inc.

May 25, 1999 ("Issue Date")

                                LENDINGTREE, INC.

                              Common Stock Warrant

         LendingTree, Inc., a Delaware corporation, hereby certifies that, for value received W. James Tozer, Jr. ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., Eastern Time, five years from the Issue Date, or such earlier time as may be specified in Section 17 hereof, 13,000 shares of fully paid and nonassessable shares of Common Stock (as defined below).

         As used herein, the terms set forth below, unless the context otherwise requires, have the following respective meanings:

                  (a) "Company" shall mean and include LendingTree, Inc. and any corporation that may succeed or assume the obligations of the Company hereunder.

                  (b) "Common Stock" shall mean the Company's common stock, $.0l par value per share.

                  (c)      "Purchase Price" shall mean $10.00 per share.

                  (d) "Warrant" shall mean this Warrant and any and all additional Warrants to be issued by the Company to the holder or its assigns, as approved by the Company pursuant to the terms and conditions set forth in
                           Section 13 hereof.
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                  (e)      "Warrant Shares" shall mean the shares of Common
                           Stock that are to be issued to the holder of this Warrant upon such holder's exercise of this Warrant.

         1. Exercise of Warrant.

                  1.1 Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto, duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable by the Purchase Price.

                  1.2 Partial Exercise. This Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in subsection
1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription attached hereto hereof by (b) the Purchase Price. On any such partial exercise the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.3 Right to Exercise Warrant for Common Stock, Net Issuance.

                           (a) Notwithstanding any provisions herein to the
contrary, in lieu of exercising this Warrant for cash in the manner set forth in Sections 1.1and 1.2, the Warrant holder may elect to exercise the Warrant ("Warrant Right") for shares of Common Stock, the aggregate value of which shares shall be equal to the Purchase Price multiplied by 13,000 (as each value may be adjusted from time to time as described elsewhere herein). The Warrant Right may be exercised by delivery to the principal office of the Company together with notice of the Warrant holder's intention to exercise the Warrant Right, in which event the Company shall issue to the holder a number of shares of the Common Stock computed using the following formula:

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                                             X = Y(A-B)
                                             ---------
                                                  A

                           X = The number of shares of Common Stock to be issued to holder.

                           Y = The number of shares of Common Stock purchasable under this Warrant.

                           A = The fair market value of one share of Common Stock (at the date of such calculation).

                           B = Purchase Price (as adjusted to the date of such calculation).

                           (b) For purposes of this Section 1.3, "fair market
value" per share of the Company's Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock, the fair market value per share shall be the closing price per share to the public on the exchange upon which the Company's Common Stock is listed, as reported in The Wall Street Journal, on the business day immediately preceding the day upon which the holder exercises the Warrant.

                  1.4 Registration Rights.

                           Company acknowledges and agrees that all shares of
Common Stock purchased or acquired in connection with the exercise of this Warrant or issued in respect of such shares of Common Stock, will be deemed to be "Registrable Shares" as such term is defined in that certain Amended and Restated Registration Rights Agreement dated December 9, 1998, as amended by Amendment No.1 thereto, by and among Holder, the Company and those certain other parties identified therein.

                  1.5 Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such

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failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

         2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 15 days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the Purchase Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Dividends in Other Stock. Property. Reclassification. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                           (a) other or additional stock or other securities or
property (other than cash) by way of dividend,

                           (b) any cash (excluding cash dividends payable solely
out of earnings or earned surplus of the Company), or

                           (c) other or additional stock or other securities or
property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement,

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the

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date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

         4. Adjustment for Reorganization, Consolidation, Merger.

                  4.1 General. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, except as otherwise provided in Section 4.3 hereof, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

                  4.2 Dissolution. Except as otherwise provided in Section 4.3 hereof, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of the Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for the holder of the Warrant.

                  4.3 Continuation of Terms. Except as otherwise hereinafter provided, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in

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the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, regardless of whether such person shall have expressly assumed the terms of this Warrant, provided, however, that if the holder of Warrants exercisable into at least that number of shares of Common Stock that represents a majority in interest of the Common Stock issuable upon exercise of all the Warrants then issued and outstanding, agree in writing to waive the terms of this Section 4, on and as of the date of the consummation of such reorganization, consolidation or merger effective date of dissolution, as the case may be, the rights of the holder of this Warrant and the obligations of the Company under this Section 4 shall terminate and the provisions of this
Section 4 shall be of no further force and effect.

         5. Adjustment for Extraordinary Events. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect.

         The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise but for the provisions of this Section 5) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         6. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its treasurer or chief financial officer to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based,

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including a statement of (a) the consideration received or receivable by the
Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

         7. Notices of Record Date, etc. In the event of

                           (a) any taking by the Company of a record of the
holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) any capital reorganization of the Company, any
reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed

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issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         8. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holders of Warrants representing at least a majority of the number of shares of Common Stock then issuable upon the exercise of the Warrants. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

         9. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock from time to time issuable on the exercise of the Warrant.

         10. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         11. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrant pursuant to Section 1, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

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         13. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                           (a) title to this Warrant may only be transferred or
assigned with the written consent of the Company;

                           (b) any person in possession of this Warrant properly
endorsed, and for which consent of the Company is evidenced in writing, is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                           (c) until this Warrant is transferred on the books of
the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         14. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         15. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

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         17. Expiration. The right to exercise this Warrant shall expire at 5:00
P.M., Eastern Time, on the earlier provision of (i) five years from the Issue Date, or (ii) the effective date of the waiver exercised pursuant to Section 4.3 hereof.


                                           LENDINGTREE, INC


                                           By:
                                               ---------------------------------
                                                    Mitchell N. York
                                                    President



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                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)


To: LendingTree, Inc.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _____ shares of Common Stock of LendingTree, Inc. and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________, whose address is:

________________________________________________________________________________

_______________________________________________________________________________


Dated:
                                   _____________________________________________
                                   (Signature must conform to name of holder as specified on the face of the Warrant)

                                   ____________________________________________
                                   (Address)

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                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto ____________ the right represented by the within Warrant to purchase ___________ shares of Common Stock of LendingTree, Inc. to which the within Warrant relates, and appoints __________ Attorney to transfer such right on the books of LendingTree, Inc. with full power of substitution in the premises.

         The holder of this Warrant and any purchaser, assignee or transferee of such holder acknowledge that no sale, assignment or transfer of this Warrant will be valid without the express written approval of the Company.

Dated:
                                   _____________________________________________
                                   (Signature must conform to name of holder as specified on the face of the Warrant)


                                   _____________________________________________
                                    (Address)


Signed in the presence of:


______________________________

Name:_________________________
         [Print Name]

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                                    AMENDMENT
                                       TO
                         CONVERTIBLE AND PREFERRED STOCK
                                       AND
                           WARRANT PURCHASE AGREEMENT


                  This Amendment to Convertible and Preferred Stock and Warrant Purchase Agreement (this "Amendment") is being entered into as of the 20th day of September, 1999, by and among W. James Tozer, Jr. ("Tozer"), Richard Field ("Field") and LendingTree, Inc., a Delaware corporation (the "Company").

                  WHEREAS, Tozer, Field and the Company have entered into that certain Convertible Preferred Stock and Warrant Purchase Agreement dated as of May 25, 1999 (the "Agreement"); and

                  WHEREAS, the parties desire to amend certain provisions of the Agreement, as provided herein;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Revision of Post-Closing Covenants of the Company.  The provisions of
         Article 7 to the Agreement are hereby deleted in their entirety.

2. No Other Amendments; Agreement Remain in Effect. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in the form in which it existed immediately prior to the execution and delivery of this Amendment.
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                  IN WITNESS WHEREOF, the undersigned have executed and
delivered this Amendment as of the date first above written.

                                            LENDINGTREE, INC.


                                            By:
                                               --------------------------------
                                                     Douglas R. Lebda
                                                     Chief Executive Officer


                                            -----------------------------------
                                            W. James Tozer



                                            -----------------------------------
                                            Richard D. Field

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